UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 16, 2018

U-Mind Space, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Wyoming	333-185146	45-4924646
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

99 South Almaden Blvd. Suite 600
San Jose, CA 95113
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 402-1573
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On July 16, 2018, U-Mind Space, Inc., a Wyoming corporation (the "Company"), dismissed Michael Gillespie & Associates, PLLC ("G&A") as the Company's independent registered public accounting firm. The decision to change the Company's independent registered public accounting firm was made by the Company's Board of Directors (the "Board").

G&A was engaged by the Company (formerly known as Orion Financial Group, Inc.) on September 6, 2017, and reviewed the Quarterly Report on form 10-Q for the quarter ended September 30, 2017.  G&A did not provide any audit reports to the Company, and as such, there were no adverse opinions or disclaimers of opinion and no qualifications or modifications as to uncertainty, audit scope or accounting principles.

During the Company's most recent fiscal years ended December 31, 2017, and during the subsequent interim period from January 1, 2018 through July 16, 2018, (i) there were no disagreements with G&A on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to G&A's satisfaction, would have caused G&A to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided G&A with a copy of the disclosures required by Item 304(a) contained in this Report on Form 8-K and has requested that G&A furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether G&A agrees with the statements made by the registrant in this Form 8-K and, if not, stating the respects in which it does not agree. A copy of G&A's letter dated July 16, 2018, is filed as Exhibit 16.1 to this Form 8-K.

 (b) Engagement of New Independent Registered Public Accounting Firm.

On July 18, 2018, the Company's Board of Directors approved the engagement of Malone Bailey LLP, of Houston, Texas ("Malone Bailey"), as the Company's independent registered public accounting firm.

By way of background, Malone Bailey previously was engaged as the Company's independent registered public accounting firm from 2013 through Malone Bailey's resignation on June 1, 2017.  Malone Bailey previously audited the Company's financial statements for the years ended December 31, 2012 and 2013.  Following Malone Bailey's resignation on June 1, 2017, on August 10, 2017, the Company engaged DLL CPAs, LLC ("DLL"), which audited the Company's financial statements for the years ended December 31, 2014, 2015, and 2016.  DLL resigned on September 6, 2017, because it was winding down its accounting practice.  On September 6, 2017, the Company engaged G&A.

Subsequent to G&A's appointment, the Company underwent a change in control, as noted in the Company's Current Report on Form 8-K, filed on September 8, 2017.

Since the change in control, the Company has not consulted with Malone Bailey prior to its appointment as the Company's independent registered public accounting firm with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter dated July 16, 2018, from Michael Gillespie & Associates, PLLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-Mind Space, Inc.

Date: July 19, 2018
By: /s/ Jae Yoon Chung
Name: Jae Yoon Chung
Title: President, Chief Executive Officer